Exhibit 32


              CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


The undersigned hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Meisenheimer Capital, Inc. on Form 10-KSB for the annual period ended February 29, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operation of Meisenheimer Capital, Inc.

Date: March 31, 2006


/s/Daniel T. Meisenheimer, III
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Daniel T. Meisenheimer, III
President



Date: March 31, 2006


/s/Richard C. Meisenheimer
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Richard C. Meisenheimer
Chief Financial Officer